COMMITMENTS	6 Months Ended
Jun. 30, 2024
COMMITMENTS

15. COMMITMENTS

The Company has a cost sharing agreement to reimburse Oniva for a percentage of its overhead expenses, to reimburse 100% of its out-of-pocket expenses incurred on behalf of the Company, and to pay a percentage fee based on Oniva’s total overhead and corporate expenses. The agreement may be terminated with one-month notice by either party. Transactions and balances with Oniva are disclosed in Note 10.

The Company and its subsidiaries have various operating lease agreements for their office premises, use of land, and equipment. Commitments in respect of these lease agreements are as follows:

	June 30, 2024	December 31, 2023
Not later than one year	$199	$714
Later than one year and not later than five years	1,173	1,241
Later than five years	3,747	3,965
	$5,119	$5,920

Office lease payments recognized as an expense during the six months ended June 30, 2024, totalled $21 (June 30, 2023 - $18).